FY2021 Q3 Results August 6, 2021 Exhibit 99.2

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can”, “guidance” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian Bioscience, Inc. (“Meridian” or “the Company”) expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted net earnings, sales, product demand, net revenues, operating margin, other guidance and the impact of COVID-19 on its business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which the Company’s customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and net revenues. The Company can make no assurances that a material weakness in its internal control over financial reporting will not be identified in the future, which if identified and not properly corrected, could materially and adversely affect its operations and result in material misstatements in its consolidated financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as COVID-19. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of the Company’s most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on the Company’s forward-looking statements. Forward Looking Statements

Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and net earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of acquisition-related costs, changes in fair value of acquisition consideration, restructuring costs and selected legal costs, are not recognized under United States generally accepted accounting principles, or GAAP. Management believes this non-GAAP financial information is useful to investors in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated August 6, 2021. Non-GAAP Financial Measures

Re-Submitted EUA for Revogene ® SARS-CoV-2 assay Launched Lyo-Ready master mixes for LAMP technology Launched Air-Dryable™ master mixes for saliva and plant-based samples Completed remediation of quality system at Billerica manufacturing site – October 2017 FDA warning letter closed Q3 FY2021 Business Highlights Diagnostics Life Science

FY2021 Third Quarter Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP) FY2021 FY2020 Change Net revenues $63,511 $84,797 -25% Gross margin % 58% 66% -8 pts Operating expenses(1) Ratio $24,256 38% $25,574 30% -5% +8 pts Operating income Margin % $12,855 20% $30,409 36% -58% -16 pts Net earnings Diluted EPS $9,547 $0.22 $24,014 $0.55 -60% -60% GAAP FY2021 FY2020 Change Operating expenses $21,431 $21,318 +1% Operating income Margin % $15,680 25% $34,665 41% -55% -16 pts Net earnings Diluted EPS $11,669 $0.26 $27,507 $0.64 -58% -59% Highlights Diagnostics segment net revenues +44% YoY. Life Science segment net revenues -49% YoY. Gross margin affected unfavorably by business segment mix – nearly 50/50 vs 25/75 DX/LS in 2020. Operating expenses down 5% despite add’l month of costs from the Exalenz acquisition, consummated April 30, 2020. R&D spend down $0.6M and incentive comp down $1.1M. GAAP operating expenses include downward adjustment in the fair value of the GenePOC contingent consideration in the amount of ~$3.6M. 1) Includes Corporate expenses of $2.6M in 2021 and $2.7M in 2020.

FY2021 Third Quarter Operating Segment Highlights ($000’s) Diagnostics segment (Adjusted Non-GAAP) FY2021 FY2020 Change Net revenues $31,189 $21,598 +44% Operating income / (loss) Margin % ($753) NMF ($6,170) NMF NMF NMF Diagnostics segment revenues by: Technology: Molecular assays $4,383 $3,182 +38% Non-molecular assays 26,806 18,416 +46% Disease State: GI (Gastrointestinal) $17,844 $9,584 +86% RI (Respiratory Illnesses) 3,742 5,052 -26% Blood Chemistry (Lead) 4,254 3,364 +26% Other 5,349 3,598 +49% Life Science segment (Adjusted Non-GAAP) FY2021 FY2020 Change Net revenues $32,322 $63,199 -49% Operating income Margin % $16,129 50% $39,302 62% -59% `-12 pts Life Science segment revenues by: Technology: Molecular reagents $20,385 $38,791 -47% Immunological reagents 11,937 24,408 -51% Region: Americas $7,419 $22,007 -66% EMEA 15,723 26,227 -40% ROW 9,180 14,965 -39% China (included in ROW) 2,894 9,491 -70% Product / Customer Highlights: Q3 2020 was “COVID-19 pandemic low-point” Business continuing recovery, but Respiratory category still lagging Strong gains across GI – notably H. pylori and foodborne product lines Blood-chemistry would have shown stronger growth absent $1.5M back order Product / Customer Highlights: Q3 2020 difficult comp due to the COVID-19 pandemic Margin impacted by product mix in the quarter vs 2020 $1M backorder in immunoassay blocking reagents

FY2021 Fiscal Year Guidance Meridian Bioscience Diagnostics Life Science Prior Guidance (5/7/2021) Updated FY2021 Guidance Meridian Bioscience Consolidated net revenues: $308 to $314 Million Adjusted operating margin: 30% to 31% Adjusted net earnings per share*: $1.61 to $1.67 Diagnostics Net revenues: $128 to $130 million Life Science Net revenues: $180 to $184 million Consolidated net revenues: $305 to $335 Million Adjusted operating margin: 30% to 33% Adjusted net earnings per share*: $1.60 to $1.80 Net revenues: $125 to $135 million Net revenues: $180 to $200 million * Assumes 44.1M diluted share count

Diagnostics R&D Pipeline (as of 6/30/2021) Breath Immunoassay Molecular Blood Chemistry Feasibility Development Clinicals FDA Liver MBT PMA C. difficile Shiga Toxin Streptococcus pneumoniae / Legionella RI Panel GI Panel COVID-19 EUA PediaStat Analyzer Lead Expected FY21 FDA Submissions Campylobacter COVID-19 EUA Campylobacter

H. pylori Opportunity

H. pylori infection Lifelong infection unless treated Causes >90% duodenal ulcers Causes >85% gastric ulcers Infected persons have 2- to 6-fold increase risk for gastric cancers and/or mucosal-associated lymphoid type lymphoma (MALT) Classified as a carcinogen by WHO H. pylori Infection Prevalence 25-30% overall with 66%+ in ethnic metro areas 100 6-8 98.5 million infected million tests/year million untreated 113+ million PPI prescriptions per year globally $$ BILLIONS spent on OTC PPI / H2 blockers > 25% treatment failure | rising antibiotic resistance H. pylori Opportunity Testing Gap Source:  Meridian Internal Estimates based on data from US Census, CDC, Medicaid Services and H. pylori research studies

Features Endoscopy + RUT/Histology/ Culture Serology Urea Breath (UBT) Stool Antigen (HpSA) Relative invasiveness Severe Low Non Non Technical skill level Physician and Pathologist/Lab personnel Lab personnel Nurse or Lab personnel Lab personnel Rapid/Ease of use ü ü ü Detect active infection ü ü ü Diagnosis ü ü (50% PPV) ü ü Monitoring therapy ü ü Confirm eradication ü (unlikely) ü ü Diagnostic Test Comparison = clinically recommended X X X

Accuracy of H. pylori Detection Methods Test Method Sensitivity Specificity Endoscopy – Culture 77-95% 95-100% Endoscopy – CLO/Rapid Urease Test 89-95% 90-98% Endoscopy – Staining 80-95% 98-100% Serology 80-95% 79-90% Urea Breath Test 95-100% 90-99% Stool Antigen 91-100% 92-98%

H. pylori Diagnostics: Serology Antibody Testing Serology is NOT clinically recommended by any guidelines; cannot detect active infection. Serology testing is often NOT reimbursed. Serology users tend to “inappropriately” use serology to rule out H. pylori first and then reflex positive serology tests to HpSA/UBT to confirm active infection. Others will inappropriately treat with antibiotics from positive serology result; 50% false positive. Increases antibiotic resistance in the community by giving antibiotics when not required > Antibiotic Stewardship. Resistant strains of H. pylori are growing in the US (Clarithromycin in particular). Stool Antigen and Urea Breath Testing are clinically recommended for both initial detection and eradication confirmation.

Contact: mbi@meridianbioscience.com